                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 5, 1999


                            JAMES CABLE PARTNERS, L.P.
                            JAMES CABLE FINANCE CORP.
           (Exact name of each Registrant as specified in its charter)


       Delaware         333-35183 and 333-35183-01             38-2778219
       Michigan         (Commission File Nos.)                 38-3182724
(State or Other                                             (I.R.S. Employer
 Jurisdiction of                                          Identification Nos.)
 Incorporation or Organization)

    710 N. Woodward Avenue, Suite 180, Bloomfield Hills, Michigan    48304
               (Address of principal executive offices)           (Zip Code)


       Registrants' telephone number, including area code: (248) 647-1080

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On March 5, 1999, in an arm's-length transaction and pursuant to an Asset Purchase Agreement dated as of July 31, 1998, James Cable Partners, L.P. ("James") sold a portion of its cable television systems in Tennessee to Rapid Communications Partners, L.P. ("Rapid") for $14.7 million in cash.

     The cable television systems sold served certain cities, towns and unincorporated areas of Pickett County, Scott County, Morgan County, Roane County, Fentress County and Cumberland County, Tennessee (the "Service Area").

     Included in the assets sold were all of the franchises and the rights to receive and distribute cable television signals to subscribers in the Service Area held by James and all of the equipment and other personal and real property used by James in connection therewith.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Business Acquired.

          Not applicable.

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     (b)  Pro Forma Financial Information.

          The following pro forma financial information indicates the effects of the Rapid transaction on both the balance sheet and statement of operations of James had the sale actually taken place as of and for the year ended December 31, 1998. Such pro forma financial information also includes the effects of James' acquisition of the assets from Fannon Cable T.V., Inc. which took place on December 10, 1998 (and was previously disclosed in a current report on Form 8-K filed with the Securities and Exchange Commission on December 22, 1998). This pro forma financial information is not necessarily indicative of the actual financial position of James at December 31, 1998 or what the actual results of operations of James would have been had the acquisition actually occurred as of January 1, 1998 nor does it purport to represent the results of James for future periods.

                    JAMES CABLE PARTNERS, L.P. AND SUBSIDIARY
                 CONSOLIDATED BALANCE SHEET AT DECEMBER 31, 1998
                                 (in thousands)
                                   (unaudited)


                                                                   Historical       Pro Forma           Pro Forma
                                                                     Balance       Adjustments           Balance
                                                                   -----------    ------------         -----------
                                                                   (unaudited)
                              ASSETS

Cash and cash equivalents                                            $ 1,465         $11,200 (1)        $ 12,665
Accounts receivable (net of allowance for
     doubtful accounts)                                                3,420            (402)(2)           3,018
Prepaid expenses and other assets                                        140              (3)(2)             137
Property and equipment                                                93,962         (11,193)(2)          82,769
Less accumulated depreciation                                        (76,027)         10,594 (2)         (65,433)
                                                                     ------------------------           --------
     Total                                                            17,935            (599)             17,336
Deferred financing costs (net of accumulated
     amortization)                                                     3,368               0 (2)           3,368
Intangible assets (net of accumulated                                                                          0
     amortization)                                                    18,026               0 (2)          18,026
Deposits                                                                  13               0 (2)              13
                                                                     ------------------------           --------
                           Total Assets                              $44,367         $10,196            $ 54,563
                                                                     ========================           ========


                LIABILITIES AND PARTNERS' DEFICIT
Liabilities:
      Debt                                                          $103,500         ($3,500)(3)        $100,000
      Accounts payable                                                   307               0 (2)             307
      Accrued expenses                                                 2,416            (232)(2)           2,184
      Accrued interest on 10-3/4% Senior Notes                         4,031               0 (2)           4,031
      Unearned revenue                                                 3,112            (375)(2)           2,737
      Subscriber deposits                                                 23               0 (2)              23
                                                                     ------------------------           --------
           Total                                                     113,389          (4,107)            109,282
Partners' deficit                                                    (69,022)         14,303 (4)         (54,719)
                                                                     ------------------------           --------
             Total liabilities and partners' deficit                 $44,367         $10,196            $ 54,563
                                                                     =======================            ========





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                    JAMES CABLE PARTNERS, L.P. AND SUBSIDIARY
                      CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                 (in thousands)
                                   (unaudited)





                                                                     Historical          Pro Forma             Pro Forma
                                                                      Amounts          Adjustments              Amounts
                                                                    -----------        -----------             ---------
                                                                    (unaudited)

Revenues                                                               $37,758          ($2,825)(5)            $34,933
System operating expenses (excluding
      depreciation and amortization)                                    19,410           (1,146)(5)             18,264
Non-system operating expenses:
      Management fee                                                     1,905             (127)(6)              1,778
      Other                                                              1,055             (142)(7)                913
                                                                       -------------------------              --------
           Total non-system operating expenses                           2,960             (269)                 2,691
Depreciation and amortization                                            7,561               41 (5)              7,602
                                                                       -------------------------              --------
           Operating income                                              7,827           (1,451)                 6,376
Interest and other:
      Interest expense                                                 (11,383)              17 (8)            (11,366)
      Interest income                                                      357                0                    357
      Other                                                               (112)               0                   (112)
                                                                       -------------------------              --------
           Total interest and other                                    (11,138)              17                (11,121)
                                                                       -------------------------              --------
Loss before nonrecurring item                                           (3,311)          (1,434)                (4,745)
Nonrecurring gain on sale of cable systems                                   0           14,064 (9)             14,064
                                                                       -------------------------              --------
Net (loss) income                                                      ($3,311)         $12,630                 $9,319
                                                                       =========================              ========

Footnotes:
(1) Adjustment to cash consists of $14,700,000 of sale proceeds less $3,500,000 of cash which would have been used in lieu of borrowings on James' bank credit facility.
(2) Amounts represent the portion of such financial statement line item attributable to the assets sold to Rapid.
(3) Represents the December 31, 1998 balance of James' borrowings against its bank credit facility which would not have been incurred if the sale had taken place on December 31, 1998.
(4) Decrease in partners' deficit consists of the following:


            Proceeds from the sale of assets                      $14,700,000
            Net book value of assets sold                            (599,000)
            Change in working capital due to sale                     202,000
                                                            ==================
            Net decrease in partners' deficit                     $14,303,000
                                                            ==================


         (footnotes continued on following page)

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(5) Amounts represent, for each item, the net effect of the sale of assets and the acquisition of assets from Fannon Cable T.V., Inc..
(6) Represents anticipated net decrease in the annual management fee James pays to its general partner.
(7) Consists of a reduction of $126,000 in legal fees associated directly with the transactions and a reduction of $16,000 in bonuses paid to the general manager, office manager and plant manager of the assets sold.
(8) Represents the interest expense on James' $3.5 million borrowings against its bank credit facility which would not have been incurred (see note 3 above).
(9) The nonrecurring gain on the sale of cable systems is calculated as follows:

       Proceeds from the sale of cable systems                           $14,700,000
       Net book value of property, plant and equipment at
            January 1, 1998                                                 (568,000)
       Net book value of intangible assets at January 1, 1998                (68,000)
                                                                 -------------------
       Nonrecurring gain on the sale of cable systems                    $14,064,000
                                                                 ===================




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


(c)  Exhibits.


      Exhibit Reference
          Number              Exhibit Description
          ------              -------------------

           2.1 Asset Purchase Agreement by and between James Cable Partners, L.P., a Delaware Limited Partnership, and Rapid Communications Partners, L.P., a Colorado Limited Partnership, dated as of July 31, 1998*

* Filed herewith

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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.


                                        JAMES CABLE PARTNERS, L.P.

                                        By:  James Communications Partners
                                        General Partner

                                        By:  Jamesco, Inc.
                                        Partner

Date:  March 20, 1999                   By:  /s/ William R. James
                                             -------------------------------
                                                 William R. James
                                                 President

                                        By:  James Communications Partners
                                        General Partner

                                        By:  DKS Holdings, Inc.
                                        Partner

Date:  March 20, 1999                   By:  /s/ Daniel K. Shoemaker
                                             -------------------------------
                                                 Daniel K. Shoemaker
                                                 President (Principal financial
                                                 officer and chief accounting
                                                 officer)

                                        Date:  March 20, 1999


                                        JAMES CABLE FINANCE CORP.


Date:  March 20, 1999                   By:  /s/ William R. James
                                             -------------------------------
                                                 William R. James
                                                 President

Date:  March 20, 1999                   By:  /s/ Daniel K. Shoemaker
                                             -------------------------------
                                                 Daniel K. Shoemaker
                                                 Treasurer (Principal financial
                                                 officer and chief accounting
                                                 officer)


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


                                 Exhibit Index
                                 -------------

      Exhibit Reference
          Number              Exhibit Description
          ------              -------------------

           2.1 Asset Purchase Agreement by and between James Cable Partners, L.P., a Delaware Limited Partnership, and Rapid Communications Partners, L.P., a Colorado Limited Partnership, dated as of July 31, 1998*

* Filed herewith

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